EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Patron Systems, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the fiscal quarter ended March 31, 2006 as filed with the Securities and Exchange Commission (the "10-QSB Report") that:

     1. the 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 22, 2006                    /S/ ROBERT CROSS
                                      ------------------------------------------
                                      Robert Cross
                                      Chief Executive Officer